UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

FORM N-Q

MARCH 31, 2011

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 33.7%
FHLMC - 6.2%
Federal Home Loan Mortgage Corp. (FHLMC)	2.671%	2/1/36	$136,730	$144,190	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.708%	2/1/37	27,264	28,922	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.062%	3/1/37	169,762	179,951	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.774%	5/1/37	66,464	70,621	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.872%	5/1/37	78,380	83,196	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/13/41	200,000	187,969	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	4/13/41	100,000	106,672	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	2/1/15-5/1/16	27,480	30,008
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31	85,311	96,426
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	260,565	278,735
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	11/1/36	548,791	575,646
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	12/1/36-2/1/37	371,356	405,174

Total FHLMC				2,187,510

FNMA - 15.8%
Federal National Mortgage Association (FNMA)	6.500%	3/1/16-11/1/36	647,325	726,285
Federal National Mortgage Association (FNMA)	5.500%	12/1/16-11/1/36	83,552	90,135
Federal National Mortgage Association (FNMA)	7.500%	2/1/30-7/1/31	36,339	42,247
Federal National Mortgage Association (FNMA)	7.000%	7/1/30-4/1/32	243,799	280,996
Federal National Mortgage Association (FNMA)	6.000%	3/1/32-4/1/32	356,665	392,771
Federal National Mortgage Association (FNMA)	4.500%	4/13/41	600,000	610,781	(b)
Federal National Mortgage Association (FNMA)	5.000%	4/13/41-5/12/41	1,300,000	1,359,141	(b)
Federal National Mortgage Association (FNMA)	5.500%	4/13/41-5/12/41	1,550,000	1,655,117	(b)
Federal National Mortgage Association (FNMA)	6.000%	4/13/41	400,000	435,062	(b)

Total FNMA				5,592,535

GNMA - 11.7%
Government National Mortgage Association (GNMA)	7.000%	6/15/28-7/15/29	32,108	37,137
Government National Mortgage Association (GNMA)	6.500%	9/15/28-2/15/31	137,943	156,240
Government National Mortgage Association (GNMA)	5.000%	1/15/40-8/20/40	662,288	707,288
Government National Mortgage Association (GNMA)	4.000%	4/20/41	100,000	100,031	(b)
Government National Mortgage Association (GNMA)	4.500%	4/20/41-5/18/41	1,800,000	1,851,047	(b)
Government National Mortgage Association (GNMA)	5.500%	4/20/41	900,000	972,562	(b)
Government National Mortgage Association (GNMA)	6.000%	4/20/41	300,000	328,328	(b)

Total GNMA				4,152,633

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $11,575,306)				11,932,678

ASSET-BACKED SECURITIES - 5.1%
Accredited Mortgage Loan Trust, 2005-3 A1	0.490%	9/25/35	64,060	59,060	(a)
ACE Securities Corp., 2006-SL2 A	0.420%	1/25/36	375,615	18,164	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.500%	6/25/34	83,405	25,979	(a)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.555%	12/15/33	284,274	185,489	(a)(c)
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	50,000	47,875	(a)(d)
Education Funding Capital Trust, 2003-3 A7	2.430%	12/15/42	50,000	47,375	(a)(d)
First Horizon ABS Trust, 2006-HE1 A	0.410%	10/25/34	228,264	121,529	(a)
Greenpoint Manufactured Housing, 1999-2 A2	3.252%	3/18/29	50,000	41,000	(a)(d)
Greenpoint Manufactured Housing, 2000-7 A2	3.754%	11/17/31	75,000	63,621	(a)(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 5.1% (continued)
Greenpoint Manufactured Housing, 2001-2 IA2	2.266%	2/20/32	$25,000	$21,000	(a)(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.255%	3/13/32	50,000	42,000	(a)(d)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.550%	3/25/35	245,742	210,839	(a)(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	80,000	87,433	(c)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.420%	4/25/36	205,100	63,258	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.563%	10/25/32	63,069	59,554	(a)
Lehman XS Trust, 2006-14N 1A1B	0.460%	9/25/46	375,887	181,466	(a)
Origen Manufactured Housing, 2006-A A2	0.225%	10/15/37	100,000	66,000	(a)(d)
SACO I Trust, 2006-4 A1	0.420%	2/25/34	176,678	63,184	(a)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	7,825	0	(a)(c)(e)
SLM Student Loan Trust, 2003-4 A5E	1.060%	3/15/33	391,577	381,122	(a)(c)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $2,880,534)				1,785,948

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.1%
Banc of America Mortgage Securities, 2005-H 2A1	3.184%	9/25/35	236,244	199,459	(a)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	28,280	29,328
Countrywide Alternative Loan Trust, 2005-72 A1	0.520%	1/25/36	335,869	222,807	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.518%	11/25/34	249,161	169,482	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.550%	5/25/35	250,087	164,227	(a)
CS First Boston Mortgage Securities Corp., 2005-C6 A4	5.230%	12/15/40	500,000	532,535	(a)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	1.919%	8/25/35	87,919	69,712	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.464%	3/19/45	217,430	149,512	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.232%	3/19/46	307,613	174,870	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	100,000	97,523
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.244%	4/25/20	248,125	18,766	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.521%	8/25/20	169,413	15,502	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.687%	6/25/20	428,118	43,265	(a)
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1	1.073%	1/25/20	109,161	7,275	(a)
Government National Mortgage Association (GNMA), 2005-26 SC	6.497%	10/20/33	937,957	89,937	(a)
Government National Mortgage Association (GNMA), 2005-28 S	5.947%	3/20/35	488,217	56,107	(a)
Government National Mortgage Association (GNMA), 2005-28 SA	5.947%	3/20/35	418,472	48,092	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.710%	2/20/61	189,940	189,049	(a)
GS Mortgage Securities Corp. II, 2001-1285 C	6.712%	8/15/18	40,000	40,550	(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.901%	10/25/35	339,818	257,453	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.604%	1/19/35	252,857	162,482	(a)
Harborview Mortgage Loan Trust, 2004-8 2A4A	0.654%	11/19/34	223,253	161,996	(a)
Harborview Mortgage Loan Trust, 2004-8 3A2	0.654%	11/19/34	85,764	52,138	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.713%	3/25/35	137,004	117,626	(a)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.460%	5/25/46	451,622	287,723	(a)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	5.160%	8/25/37	221,645	144,999	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.1% (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD11 A3	5.818%	6/15/49	$200,000	$208,791	(a)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	120,535	94,592
MASTR ARM Trust, 2007-R5 A1	2.709%	11/25/35	121,198	76,545	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.617%	3/25/36	431,920	265,983	(a)
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	59,328	58,442
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.460%	5/25/46	213,791	124,978	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.212%	3/20/47	214,336	21,594	(a)(c)(d)(e)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR16 6A3	2.886%	10/25/35	279,679	262,215	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $5,814,585)				4,615,555

CORPORATE BONDS & NOTES - 33.3%
CONSUMER DISCRETIONARY - 2.4%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	155,000	44,950	(f)

Hotels, Restaurants & Leisure - 0.0%
Station Casinos Inc., Senior Notes	7.750%	8/15/16	50,000	5	(e)(f)

Media - 2.3%
CCO Holdings LLC / CCO Holdings Capital Corp.,
Senior Notes	7.000%	1/15/19	50,000	51,375	(c)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	10,000	10,250	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	50,110
Comcast Corp., Notes	6.500%	1/15/15	120,000	135,916
Comcast Corp., Notes	5.875%	2/15/18	10,000	11,040
Comcast Corp., Senior Notes	6.400%	3/1/40	10,000	10,276
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	50,000	52,000
DISH DBS Corp., Senior Notes	6.625%	10/1/14	10,000	10,612
DISH DBS Corp., Senior Notes	7.750%	5/31/15	30,000	33,000
News America Inc., Senior Notes	6.200%	12/15/34	20,000	20,177
News America Inc., Senior Notes	6.650%	11/15/37	10,000	10,521
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	50,000	63,456
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	20,000	24,972
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	140,000	170,811
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	9,363
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	50,000	47,141
Time Warner Inc., Senior Notes	7.625%	4/15/31	50,000	57,835
United Business Media Ltd., Notes	5.750%	11/3/20	30,000	29,234	(c)

Total Media				798,089

TOTAL CONSUMER DISCRETIONARY				843,044

CONSUMER STAPLES - 1.5%
Beverages - 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	60,000	64,512
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	10,000	10,477
Diageo Finance BV	3.250%	1/15/15	50,000	51,359

Total Beverages				126,348

Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	50,000	57,444
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	121,155	132,032

Total Food & Staples Retailing				189,476

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	5.625%	11/1/11	1,000	1,028
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	120,000	126,913

Total Food Products				127,941

Tobacco - 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	40,000	46,676

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - continued
Reynolds American Inc., Senior Notes	7.250%	6/1/12	$50,000	$53,361

Total Tobacco				100,037

TOTAL CONSUMER STAPLES				543,802

ENERGY - 3.9%
Energy Equipment & Services - 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	40,000	42,400

Oil, Gas & Consumable Fuels - 3.8%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	22,043
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	40,000	49,068
Apache Corp., Senior Notes	5.100%	9/1/40	70,000	65,312
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	20,000	20,444
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	80,000	86,570
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,925
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	40,000	42,800
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	45,000	47,531
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	75,000	89,792
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000	33,412
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	26,000	27,703
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	22,000	24,516
Hess Corp., Notes	8.125%	2/15/19	100,000	125,726
Kerr-McGee Corp., Notes	7.875%	9/15/31	75,000	85,781
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	20,000	21,281
Noble Energy Inc., Senior Notes	8.250%	3/1/19	60,000	75,601
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	10,000	10,775
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	15,000	15,122
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	26,000	28,942
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	32,000	33,172
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	80,000	80,641
QEP Resources Inc., Senior Notes	6.875%	3/1/21	30,000	31,650
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	35,000	39,025	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	80,000	82,736
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	50,000	59,259
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	25,000	26,750
Williams Cos. Inc., Debentures	7.500%	1/15/31	12,000	14,077
Williams Cos. Inc., Notes	7.875%	9/1/21	64,000	79,794
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	12,000	14,291
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	8,000	10,382

Total Oil, Gas & Consumable Fuels				1,355,121

TOTAL ENERGY				1,397,521

FINANCIALS - 17.3%
Capital Markets - 2.6%
Credit Suisse AG/Guernsey, Junior Subordinated Notes	5.860%	5/15/17	80,000	78,000	(a)(g)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	10,000	10,455
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,316
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	20,000	21,265
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	10,000	10,602
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	20,000	21,490
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	260,000	264,453
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	90,000	89,929
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	370,000	105,450	(c)(e)(f)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	90,000	27	(a)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	60,000	18	(a)(f)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	20,000	22,245
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	100,000	103,847
Morgan Stanley, Medium-Term Notes	0.753%	10/18/16	50,000	46,825	(a)
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	80,000	82,557
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	70,000	70,712

Total Capital Markets				938,191

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - 4.3%
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	$50,000	$51,950	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	20,000	20,689	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	120,000	129,000	(a)(c)(g)
Glitnir Banki HF, Notes	6.330%	7/28/11	150,000	46,500	(c)(e)(f)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	130,000	0	(c)(d)(e)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	100,000	99,624	(a)(c)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	260,000	22,100	(c)(e)(f)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	110,000	114,839
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	103,635	(c)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	120,000	119,715	(a)(c)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	10,000	10,234
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	50,000	50,180
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	40,000	40,043
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	30,000	30,053
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	120,000	117,751	(a)(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	99,654	(c)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	290,000	310,383
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	40,000	40,284
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	98,965

Total Commercial Banks				1,505,599

Consumer Finance - 1.1%
Ally Financial Inc., Notes	1.750%	10/30/12	100,000	101,713
American Express Co., Subordinated Debentures	6.800%	9/1/66	100,000	102,750	(a)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	40,000	43,182
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	90,000	93,586	(c)
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	30,000	30,308
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	25,000	21,437

Total Consumer Finance				392,976

Diversified Financial Services - 5.8%
Bank of America Corp., Senior Notes	4.500%	4/1/15	210,000	218,264
Bank of America Corp., Senior Notes	5.625%	7/1/20	10,000	10,285
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	90,000	91,996
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	30,000	31,730
Citigroup Inc., Notes	6.500%	8/19/13	40,000	43,758
Citigroup Inc., Senior Notes	6.000%	12/13/13	110,000	119,680
Citigroup Inc., Senior Notes	6.875%	3/5/38	100,000	110,248
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	180,000	188,105
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	90,000	87,629
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	80,000	78,939
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	160,000	179,145
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	120,000	123,750	(a)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	30,000	32,175	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	140,000	150,500	(c)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	30,000	28,727
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	400,000	429,668
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	110,000	119,858
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	20,000	20,650

Total Diversified Financial Services				2,065,107

Insurance - 1.3%
American International Group Inc., Junior
Subordinated Debentures	6.250%	3/15/37	110,000	101,200
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	20,000	20,891
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	190,000	183,939

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Insurance - continued
MetLife Inc., Senior Notes	6.750%	6/1/16	$60,000	$69,433

Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	60,000	67,878	(c)

Total Insurance				443,341

Thrifts & Mortgage Finance - 2.2%
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	760,000	764,473

TOTAL FINANCIALS				6,109,687

HEALTH CARE - 1.7%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	30,000	30,790

Health Care Providers & Services - 1.1%
HCA Inc., Senior Notes	6.250%	2/15/13	58,000	60,465
HCA Inc., Senior Secured Notes	9.625%	11/15/16	1,000	1,080	(h)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	30,000	33,415
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	20,000	19,934
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	10,000	9,783
WellPoint Health Networks Inc., Notes	6.375%	1/15/12	230,000	240,379
WellPoint Inc., Notes	5.875%	6/15/17	10,000	11,231

Total Health Care Providers & Services				376,287

Pharmaceuticals - 0.5%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	60,000	64,939
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	10,000	10,313	(c)
Pfizer Inc., Senior Notes	6.200%	3/15/19	90,000	103,878

Total Pharmaceuticals				179,130

TOTAL HEALTH CARE				586,207

INDUSTRIALS - 1.5%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	40,000	46,098
Boeing Co., Senior Notes	4.875%	2/15/20	20,000	21,410
Raytheon Co., Senior Notes	3.125%	10/15/20	20,000	18,363

Total Aerospace & Defense				85,871

Airlines - 0.6%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	149,130	153,977
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	29,589	31,179	(d)
United Airlines, Pass-Through Trust, Pass-Through
Certificates, Secured Notes	9.750%	1/15/17	27,686	31,562

Total Airlines				216,718

Industrial Conglomerates - 0.5%
Tyco International Group SA, Notes	6.000%	11/15/13	170,000	188,312

Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	20,000	24,300

TOTAL INDUSTRIALS				515,201

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	10,000	11,018

MATERIALS - 1.1%
Chemicals - 0.0%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	10,388

Containers & Packaging - 0.3%
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	25,000	0	(a)(d)(e)(i)
Reynolds Group Issuer Inc./Reynolds Group Issuer
LLC, Senior Secured Notes	6.875%	2/15/21	100,000	101,250	(c)

Total Containers & Packaging				101,250

Metals & Mining - 0.8%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	60,000	66,228
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	30,000	34,593
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	80,000	74,725
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	35,000	36,006

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - continued
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	$2,000	$2,432
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	3,000	3,611
Vale Overseas Ltd., Notes	6.875%	11/21/36	70,000	74,715

Total Metals & Mining				292,310

TOTAL MATERIALS				403,948

TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.3%
AT&T Inc., Global Notes	5.500%	2/1/18	70,000	76,521
AT&T Inc., Global Notes	6.550%	2/15/39	50,000	52,282
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	75,000	84,061
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,300
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	10,000	10,800	(c)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	30,000	29,931
Verizon Global Funding Corp., Notes	7.375%	9/1/12	80,000	87,064
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	120,000	127,068

Total Diversified Telecommunication Services				473,027

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	30,000	33,192
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	30,000	35,123

Total Wireless Telecommunication Services				68,315

TOTAL TELECOMMUNICATION SERVICES				541,342

UTILITIES - 2.4%
Electric Utilities - 0.7%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	70,000	75,017
FirstEnergy Corp., Notes	7.375%	11/15/31	145,000	157,494

Total Electric Utilities				232,511

Gas Utilities - 0.8%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	220,000	224,239	(c)
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	20,000	22,352	(c)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	25,000	30,631

Total Gas Utilities				277,222

Independent Power Producers & Energy Traders - 0.6%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	10,000	10,400	(c)
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	52,115	43,386	(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	127,000	135,214
NRG Energy Inc., Senior Notes	7.375%	2/1/16	25,000	25,937

Total Independent Power Producers & Energy Traders				214,937

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	115,051

TOTAL UTILITIES				839,721

TOTAL CORPORATE BONDS & NOTES (Cost - $12,200,772)				11,791,491

MUNICIPAL BONDS - 1.1%
California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	40,000	42,210
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	10,000	9,166
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	10,000	9,602
Los Angeles, CA, Department of Water & Power
Revenue, Build America Bonds	6.574%	7/1/45	30,000	31,087
San Francisco, CA, City & County Public Utilities
Commission, Water Revenue	5.000%	11/1/39	10,000	9,379
San Mateo County, CA, Community College
District, GO	5.000%	9/1/38	20,000	19,418

Total California				120,862

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Georgia - 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	$10,000	$9,763
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	30,000	28,530
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	10,000	9,411

Total Georgia				47,704

Illinois - 0.2%
Illinois State, GO	5.665%	3/1/18	40,000	39,964
Illinois State, GO	5.877%	3/1/19	40,000	39,990

Total Illinois				79,954

New York - 0.2%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	30,000	28,686
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities	5.000%	7/1/40	10,000	9,499
New York State Environmental Facilities Corp., State Clean Water & Drinking	5.125%	6/15/38	10,000	9,934
Port Authority of New York & New Jersey	5.000%	1/15/41	20,000	19,250
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	10,000	9,769

Total New York				77,138

Texas - 0.2%
North Texas Higher Education Authority Inc., Student Loan Revenue	1.203%	7/1/30	80,000	76,657	(a)

TOTAL MUNICIPAL BONDS (Cost - $401,791)				402,315

SOVEREIGN BONDS - 2.9%
Italy - 1.0%
Region of Lombardy	5.804%	10/25/32	350,000	337,936

Japan - 0.8%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	190,000	194,350
Japan Finance Organization for Municipalities, Bonds	4.000%	1/13/21	100,000	98,966

Total Japan				293,316

Mexico - 0.4%
United Mexican States, Medium-Term Notes	5.875%	1/15/14	140,000	154,770

Russia - 0.7%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	175,000	248,675	(c)

TOTAL SOVEREIGN BONDS (Cost - $1,012,640)				1,034,697

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 14.9%
U.S. Government Agencies - 2.7%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	300,000	326,334	(c)
Federal Home Loan Bank (FHLB), Bonds	0.460%	3/14/12	120,000	120,044
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	30,000	31,799
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	100,000	68,079
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	100,000	120,598
Federal National Mortgage Association (FNMA), Senior Notes	7.125%	1/15/30	90,000	119,149
Tennessee Valley Authority, Notes	5.250%	9/15/39	40,000	42,110
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	80,000	80,428
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	70,000	65,157

Total U.S. Government Agencies				973,698

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Obligations - 12.2%
U.S. Treasury Bonds	8.000%	11/15/21	$80,000	$111,737
U.S. Treasury Bonds	4.375%	11/15/39	650,000	635,985
U.S. Treasury Bonds	4.250%	11/15/40	70,000	66,959
U.S. Treasury Bonds	4.750%	2/15/41	390,000	405,417
U.S. Treasury Notes	1.000%	7/31/11	350,000	351,053
U.S. Treasury Notes	1.375%	2/15/13	230,000	232,758
U.S. Treasury Notes	0.500%	11/15/13	20,000	19,702
U.S. Treasury Notes	2.000%	1/31/16	40,000	39,716
U.S. Treasury Notes	2.125%	2/29/16	60,000	59,822
U.S. Treasury Notes	2.875%	3/31/18	1,010,000	1,008,816
U.S. Treasury Notes	3.500%	5/15/20	110,000	111,504
U.S. Treasury Notes	3.625%	2/15/21	1,250,000	1,267,969

Total U.S. Government Obligations				4,311,438

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $5,202,418)				5,285,136

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.3%
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	215,370	244,630	(j)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	193,561	205,431
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	10,055	10,668

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $444,592)				460,729

			SHARES
COMMON STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares (Cost- $773)			25	704	*

	RATE		SHARES
PREFERRED STOCKS - 0.3%
FINANCIALS - 0.3%
Diversified Financial Services - 0.2%
Citigroup Capital XII	8.500%		1,475	38,837
Citigroup Capital XIII	7.875%		1,350	36,990

Total Diversified Financial Services				75,827

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		7,000	11,900	*(a)
Federal National Mortgage Association (FNMA)	7.000%		300	900	*(a)
Federal National Mortgage Association (FNMA)	8.250%		5,300	9,010	*(a)

Total Thrifts & Mortgage Finance				21,810

TOTAL PREFERRED STOCKS (Cost - $394,440)				97,637

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	27	277	*(e)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $39,927,851)				37,407,167

			FACE AMOUNT
SHORT-TERM INVESTMENTS - 14.8%
U.S. Government Agencies - 5.8%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170 - 0.185%	5/9/11	$476,000	475,912	(j)(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.175%	5/11/11	570,000	569,889	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/1/11	800,000	799,192	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.230%	12/1/11	160,000	159,805	(k)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE DIVERSIFIED STRATEGIC INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - cont’d
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	$40,000	$39,990	(j)(k)
Total U.S. Government Agencies (Cost - $2,044,591)				2,044,788

U.S. Treasury Bills - 1.0%
U.S. Treasury Bills (Cost - $349,879)	0.180%	6/9/11	350,000	349,960	(k)

Repurchase Agreements - 8.0%
Morgan Stanley tri-party repurchase agreement dated 3/31/11; Proceeds at maturity - $2,844,009; (Fully collateralized by U.S. government agency obligations, 3.740% due 10/27/25; Market value - $2,901,259) (Cost - $2,844,000)	0.110%	4/1/11	2,844,000	2,844,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $5,238,470)				5,238,748

TOTAL INVESTMENTS - 120.5% (Cost - $45,166,321#)				42,645,915
Liabilities in Excess of Other Assets - (20.5)%				(7,257,161)

TOTAL NET ASSETS - 100.0%				$35,388,754

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Securities are in default as of March 31, 2011.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(i)	The maturity principal is currently in default as of March 31, 2011.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 1-Year Futures, Call	4/15/11	$99.00	5	$250
Eurodollar Mid Curve 1-Year Futures, Put	4/15/11	99.00	5	2,781

TOTAL WRITTEN OPTIONS (Premiums received - $2,843)				$3,031

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Mortgage-backed securities	—	$11,932,678	—		$11,932,678
Asset-backed securities	—	1,075,955	$709,993		1,785,948
Collateralized mortgage obligations	—	4,593,961	21,594		4,615,555
Corporate bonds & notes	—	11,791,491	0	*	11,791,491
Municipal bonds	—	402,315	—		402,315
Sovereign bonds	—	1,034,697	—		1,034,697
U.S. government & agency obligations	—	5,285,136	—		5,285,136
U.S. treasury inflation protected securities	—	460,729	—		460,729
Common stocks	$704	—	—		704
Preferred stocks	97,637	—	—		97,637
Warrants	277	—	—		277

Total long-term investments	$98,618	$36,576,962	$731,587		$37,407,167

Short-term investments†	—	5,238,748	—		5,238,748

Total investments	$98,618	$41,815,710	$731,587		$42,645,915

Other financial instruments:
Futures contracts	$15,380	—	—		$15,380
Forward foreign currency contracts	—	$4,347	—		4,347

Total other financial instruments	$15,380	$4,347	—		$19,727

Total	$113,998	$41,820,057	$731,587		$42,665,642

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$3,031	—	—		$3,031
Futures contracts	17,855	—	—		17,855
Forward foreign currency contracts	—	$23,308	—		23,308

Total	$20,886	$23,308	—		$44,194

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2010	$0	*	—	$23,081	$23,081
Accrued premiums/discounts	—		$133	183	316
Realized gain (loss)(1)	—		—	(14,464)	(14,464)
Change in unrealized appreciation (depreciation)(2)			(39)	21,335	21,296
Net purchases (sales)	—		167,527	(8,541)	158,986
Transfers into Level 3	—		542,372	—	542,372
Transfers out of Level 3	—		—	—	—

Balance as of March 31, 2011	$0	*	$709,993	$21,594	$731,587

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(2)	—		$(39)	$21,335	$21,296

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures Contracts. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Securities Traded on a To-Be-Announced Basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(i) Forward Foreign Currency Contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and Market Risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of Investments (unaudited) (continued)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Portfolio held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $26,339. If a contingent feature in the Master Agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(m) Other Risks. Consistent with its objective to seek high current income, the Portfolio may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,408,833
Gross unrealized depreciation	(3,929,239)

Net unrealized depreciation	$(2,520,406)

At March 31, 2011, the Portfolio had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
3 Months Euribor	10	9/11	$3,478,415	$3,477,807	$(608)
German Euro Bobl	2	6/11	326,187	324,737	(1,450)
German Euro Bund	1	6/11	172,887	171,878	(1,009)
U.S. Treasury 10-Year Notes	5	6/11	595,719	595,156	(563)
U.S. Treasury Ultra Long-Term Bonds	4	6/11	485,029	494,250	9,221
					$5,591

Notes to Schedule of Investments (unaudited) (continued)

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
U.S. Treasury 2-Year Notes	4	6/11	871,800	872,500	(700)
U.S. Treasury 5-Year Notes	16	6/11	1,874,784	1,868,625	6,159
U.S. Treasury 30-Year Bonds	3	6/11	347,037	360,562	(13,525)
					$(8,066)
Net unrealized loss on open futures contracts					$(2,475)

During the period ended March 31, 2011, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	50	$20,572
Options closed	(40)	(17,729)
Options exercised	—	—
Options expired	—	—

Written options, outstanding March 31, 2011	10	$2,843

At March 31, 2011, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Euro	Citibank N.A.	283,258	$401,102	5/18/11	$(9,523)
Euro	Morgan Stanley & Co., Inc.	264,000	373,831	5/18/11	(13,785)
Japanese Yen	Citibank N.A.	17,070,000	205,268	5/18/11	4,347
Net unrealized loss on open forward foreign currency contracts					$(18,961)

At March 31, 2011, the Portfolio held TBA securities with a total cost of $7,578,496.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$15,380	$(17,855)	$(3,031)	—	—	$(5,506)
Foreign Exchange Contracts	—	—	—	$4,347	$(23,308)	$(18,961)

Total	$15,380	$(17,855)	$(3,031)	$4,347	$(23,308)	$(24,467)

During the period ended March 31, 2011, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Written options	$1,180
Futures contracts (to buy)	3,741,140
Futures contracts (to sell)	2,050,733
Forward foreign currency contracts (to sell)	781,998

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: May 24, 2011